MERRILL LYNCH
CAPITAL FUND, INC.






FUND LOGO






Semi-Annual Report

September 30, 1995






Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Ernest S. Watts, Vice President and
Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863














This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.



Merrill Lynch
Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

MERRILL LYNCH CAPITAL FUND, INC.



PORTFOLIO SUMMARY

Security Diversification*
As of September 30, 1995


A pie chart illustrating the following percentages:

US Bond                                             40.5%
Non-US Bonds                                         1.9%
Cash & Cash Equivalents                              3.1%
US Stocks                                           45.4%
Non-US Stocks                                        9.1%


Security Representation*
As a Percentage of Equities
As of September 30, 1995


A pie chart illustrating the following percentages:

Financial                                           32.1%
Credit Cyclicals                                     0.3%
Utilities                                            5.6%
Capital Goods--Technology                            4.7%
Consumer Cyclical                                    8.0%
Consumer Staples                                    11.6%
Basic Industries                                    10.5%
Diversified                                          2.1%
Consumer Services                                    3.5%
Capital Goods                                        4.1%
Energy                                              17.5%

[FN]
*Totals may not equal 100%.

Geographic Diversification                     Percent of
As of September 30, 1995                       Net Assets

United States*                                      89.0%
Argentina                                            4.3
United Kingdom                                       2.4
France                                               0.9
Canada                                               0.8
Netherlands                                          0.7
Australia                                            0.5
Spain                                                0.5
Switzerland                                          0.4
Singapore                                            0.2
Colombia                                             0.1
Hong Kong                                            0.1
Thailand                                             0.1

[FN]
*Includes short-term securities.




US Common Stock Investments                          S&P
As of September 30, 1995                 Fund        500*

Average Capitalization (in billions)    $10.7       $8.6
Price/Book Value                          2.2        3.7
Price/Earnings Ratio**                   13.7       16.4
Yield Based on Current Dividend           2.9%       2.3%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on 1995 earnings estimates.




Fixed-Income Investments                     Merrill Lynch
As of September 30, 1995             Fund      D0A0 Index*

Duration                          5.8 Years      5.2 Years
Average Maturity                  9.4 Years     12.6 Years
Asset Breakdown:
Corporates                            51.9%         17.3%
US Treasuries/Agencies                42.0%         56.1%
Mortgage-Backed                        2.8%         26.6%
International Governments              3.3%           --

[FN]
*An unmanaged market-weighted corporate, Government and mortgage master bond index reflecting approximately 97% of total outstanding bonds.



DEAR SHAREHOLDER

After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manu-facturing. However, durable goods orders rebounded somewhat in August, supported by stronger auto-mobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signalled no shift in monetary policy following its September meeting.

One of the major developments during the Septem-ber quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets.
Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moder-ate, noninflationary expansion would further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
Moderate economic growth and low inflation have been positive for fixed-income investing in recent periods. The Federal Government appears to be attempting to get the Federal budget under better control at last, as evidenced by both the current
Congress' efforts and by a declining deficit. We take greater confidence in the historically high real return that bonds are providing currently over the rate of inflation, 4.0%, compared to 2.4% over the rate of inflation on average for the last 43 years. Such a high real return has often served to slow the rate of economic growth, thereby reducing the demand for money. This causes buyer competition for bond investments, thus raising their prices with the increase in demand. We remain of the opinion that bonds currently provide excellent total return oppor-tunities. As of September 30, 1995, bonds were near a historically high amount of your capital, at 42.4% of net assets, little changed from the 43.3% share on June 30, 1995. The average portfolio maturity increased from 9.0 years to 9.4 years.

Stocks increased in the September quarter to 54.5% of your portfolio from 54.1% at the end of June, with short-term investments representing the remaining
1.8%. We try to be fully invested all the time. At
September 30, 1995, the Fund's common stocks, based on indicated current annual dividend rates, averaged a 2.9% yield; the short-term holdings were yielding
5.8%; and, the corporate and Government bonds aver-aged a 6.8% yield. Representing 41% of your bonds in Merrill Lynch Capital Fund, Inc., US Treasury bonds provide a ready source of cash, should the need arise, and an above-historical rate of return relative to the current rate of inflation, in the interim.

Since the first quarter of 1994, we have been striving to shift your capital from the more cyclical holdings to investments with the potential for earnings endur-ance and progress beyond the current economic upcycle, where moderate valuations could be found in companies with managements capable of above-average achievements for you, the shareholders.

For example, excellent new products appear to be under development at Eli Lilly and Company for introduction in the late 1990s, and the company's new chief executive officer is expected to continue making this a more viable competitor. PacifiCare
Health Systems, Inc., Horace Mann Educators Corp.,
Creative Technology, Ltd., Yue Yuen Industrial (Hold-ings Limited), Mandarin Oriental International Ltd.,
Ruam Pattana Fund II and St. Paul Companies, Inc.
have good growth records in a variety of fields. Three of the companies provide a greater investment in the fast-growing Far East. BankAmerica Corp. appears to be regaining some of its former growth momentum, aided by cost-cutting and product-sharing with Con-tinental Banking Corp., acquired nearly a year ago.
Hanson PLC was reacquired at a lower price than when it was sold in October 1994, when the market was lower than now, as it has a very high return on equity and it remains dedicated to increasing the efficiency of newly acquired companies. Jefferson
Smurfit Group's management remains intent on acquiring other paper producers at moderate prices and on keeping downward pressure on costs in its quest for above-average long-term growth. Giddings
& Lewis, Inc. has proven to be a survivor in the machine tool industry, which has been eliminating excess capacity for decades, and the stock appeared to be inexpensive selling at 1.2 times book value,
0.9 times sales and 12.6 times estimated 1996 earn-ings. In addition, the company has no debt and it has a record backlog. We also were attracted to British
Steel PLC selling at 5.4 times estimated 1995 net earnings per share and yielding 4.4%, with the pros-pect that lower costs will help the company in 1996 and beyond.

General Motors Corp. was by far the largest new purchase. The company is clearly cyclical, but this appeared to be discounted at 2.1 times cash flow,
1.6 times book value, 7.5 times estimated 1995 earn-ings, and at just 0.22 times sales, compared with 1.9 times for the average stock in the S&P 500 Composite
Index. The stock rose above $40 a share in 1986, when this 13-year old bull market was not yet four years old, has sold in the $40s at some time in each year since and is there again, down from its 1994 high of $65. Yet, the company now seems to be doing the job necessary to be a viable long-term competitor.
Costs have been cut, and we expect they will con-tinue to be reduced. Short-term investments and cash exceed total debt used by the manufacturing part of the company, with most debt used by the more-leveraged finance operations and for investment-affiliated holdings. Finally, the updraft of this economic cycle did not lift car sales as much as in previous cycles, providing the expectation that there will not be as great a correction in the next down cycle, setting the stage for a strong rebound following rea-sonable earnings during the soft economic period.

Altogether, we added 19 new stocks to your Fund and increased 68 holdings in size, while we reduced 40 holdings and eliminated 23. We added to our holdings in Columbia/HCA Healthcare Corp., Tenet Healthcare
Corp., Dairy Farm International Holdings Ltd., most of the insurance stocks, Federal National Mortgage
Association, Carnival Corp. and real estate invest-ment trusts, each of which appeared to be moder-ately priced for growth and income. As valuations rise and move ahead of corporate progress, your Fund management team tends to reduce or eliminate holdings. This was particularly noticeable in your pharmaceutical holdings, where we increased the moderately priced Glaxo Holdings PLC position while some capital was withdrawn from the industry. We also transferred capital to Pfizer, Inc., which has a very strong stream of potential new drugs under research for introduction through the remainder of the 1990s and into the next century, from Merck &
Co., Inc.

We eliminated ALZA Corp., Ciba-Geigy AG,
AlliedSignal, Inc., Polaroid Corp., USX-Marathon
Group, Inc., English China Clays PLC, Canadian Pacific
Ltd., Sears, Roebuck & Co., Tandy Corp., Universal
Foods Corp., Premark International, Inc., Dean
Witter, Discover & Co. and Wallace Computer
Services, Inc. to take advantage of market strength.

While each of those companies was doing well, Orien-tal Press Holdings, Canadian Pacific Ltd., Luby's Caf-eterias, Inc. and Niagara Mohawk Power Corp. were not measuring up to their potential, in our opinion, so we sold them.

In Conclusion
We thank you for your continued investment in Merrill
Lynch Capital Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President

(Ernest S. Watts)
Ernest S. Watts
Vice President and Portfolio Manager




October 31, 1995





PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch
Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge
  (front-end load) of 5.25% and bear no ongoing distribu-tion or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B
Shares are presented in the "Average Annual Total Return" tables below. The "Results of a $1,000 Investment Since
Inception--Class A Shares" chart on page 5 illustrates the performance of a $1,000 investment in Class A Shares made at the Fund's inception (assuming maximum sales charge of 5.25%) through September 30, 1995. "Aggregate
Total Return" tables for Class C and Class D Shares are also presented below. Data for all of the Fund's shares are presented in the "Recent Performance Results" table on page 5.

The "Recent Performance Results" table shows invest-ment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and
3-month periods ended September 30, 1995 and for Class C and Class D Shares for the since inception and the 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return

                                  % Return Without  % Return With
                                    Sales Charge     Sales Charge**

Class A Shares*

Year Ended 9/30/95                     +22.06%         +15.65%
Five Years Ended 9/30/95               +15.03          +13.79
Ten Years Ended 9/30/95                +14.42          +13.80

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                      % Return        % Return
                                    Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                     +20.85%         +16.85%
Five Years Ended 9/30/95               +13.86          +13.86
Inception (10/21/88) through 9/30/95   +11.83          +11.83

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return
                                      % Return        % Return
                                    Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 9/30/95   +21.57%         +20.57%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                  % Return Without  % Return With
                                    Sales Charge     Sales Charge**

Class D Shares*

Inception (10/21/94) through 9/30/95   +22.45%         +16.03%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the performance of a $1,000 investment in the Fund's Class A Shares since inception (11/8/73) through 9/30/95 Beginning and ending values are $947.50 and $13,683.29.

Recent Performance Results
                                                                                                              12 Month     3 Month
                                                                         9/30/95    6/30/95    9/30/94++    % Change++    % Change
ML Capital Fund, Inc. Class A Shares*                                     $31.11     $29.30     $27.42      +17.44%(1)     +6.18%
ML Capital Fund, Inc. Class B Shares*                                      30.54      28.83      26.97      +17.27(1)      +5.93
ML Capital Fund, Inc. Class C Shares*                                      30.36      28.67      26.81      +17.29(1)      +5.89
ML Capital Fund, Inc. Class D Shares*                                      31.07      29.28      27.27      +17.93(1)      +6.11
Dow Jones Industrial Average**                                          4,789.08   4,556.10   3,843.19      +24.61         +5.11
Standard & Poor's 500 Index**                                             584.41     544.75     462.69      +26.31         +7.28
ML Capital Fund, Inc. Class A Shares--Total Return*                                                         +22.06(2)      +6.18
ML Capital Fund, Inc. Class B Shares--Total Return*                                                         +20.85(3)      +5.93
ML Capital Fund, Inc. Class C Shares--Total Return*                                                         +21.57(4)      +5.89
ML Capital Fund, Inc. Class D Shares--Total Return*                                                         +22.45(5)      +6.11
Dow Jones Industrial Average--Total Return**                                                                +27.98         +5.76
Standard & Poor's 500 Index--Total Return**                                                                 +29.74         +7.96

  *Investment results shown do not reflect sales charges;
   results shown would be lower if a sales charge was included. **An unmanaged broad-based index comprised of common stocks.
   Total investment returns for unmanaged indexes are based on estimates.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.926 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.073 per share ordinary income dividends and $0.926 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.824 per share ordinary income dividends and $0.926 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.975 per share ordinary income dividends and $0.926 per share capital gains distributions.
(5)Percent change includes reinvestment of $1.046 per share ordinary income dividends and $0.926 per share capital gains distributions.

SCHEDULE OF INVESTMENTS
                       Shares                                                                                Value      Percent of
Industries              Held                 Common Stocks                                 Cost            (Note 1a)    Net Assets
Aerospace              345,000     Lockheed Corp.                                    $   18,572,642    $   23,158,125         0.3%
                     1,270,000     Rockwell International Corporation                    45,714,501        60,007,500         0.8
                                                                                     --------------    --------------       ------
                                                                                         64,287,143        83,165,625         1.1

Automobile             882,000     Echlin Inc.                                           26,170,598        31,531,500         0.4
Equipment

Automotive             250,000     Ford Motor Company                                     7,258,118         7,781,250         0.1
                     1,700,000     General Motors Corp.                                  82,279,918        79,687,500         1.0
                                                                                     --------------    --------------       ------
                                                                                         89,538,036        87,468,750         1.1

Banking                345,000     Banco Bilboa Vizcaya (ADR)*                            8,387,944        10,695,000         0.1
                     1,582,000     Bancorp Hawaii, Inc.                                  45,636,879        53,392,500         0.7
                       600,000     Bangkok Bank Company Ltd.                              5,935,084         6,746,411         0.1
                       519,000     BankAmerica Corp.                                     28,693,688        31,075,125         0.4
                     2,000,000     Chemical Banking Corp.                                72,779,019       121,750,000         1.6
                     1,000,000     National Australian Bank Ltd.                          8,097,725         8,850,944         0.1
                     2,741,000     NationsBank Corp.                                    132,129,128       184,332,250         2.4
                     3,085,000     SouthTrust Corp.                                      50,406,040        77,125,000         1.0
                     1,430,000     Union Planters Corp.                                  17,506,658        42,542,500         0.5
                                                                                     --------------    --------------       ------
                                                                                        369,572,165       536,509,730         6.9

Beverages            3,850,000     Cadbury Schweppes PLC                                 26,719,845        29,047,911         0.4

Building &           2,498,000     Kumagai Gumi Co., Ltd. (Ordinary)                      1,847,519         2,003,260         0.0
Construction

Building Materials     104,000     Medusa Corp.                                           2,607,889         2,938,000         0.0
                       900,000     Redland PLC                                            6,159,850         5,362,637         0.1
                                                                                     --------------    --------------       ------
                                                                                          8,767,739         8,300,637         0.1

Capital Goods          709,000     GATX Capital Corp.                                    24,583,379        36,690,750         0.5
                       325,000     Giddings & Lewis, Inc.                                 5,530,579         5,606,250         0.1
                                                                                     --------------    --------------       ------
                                                                                         30,113,958        42,297,000         0.6

Chemicals              520,000     Albemarle Corp.                                        7,547,281         9,750,000         0.1
                       100,000     Dexter Corporation                                     2,501,813         2,550,000         0.0
                       520,000     du Pont (E.I.) de Nemours & Co.                       29,839,883        35,750,000         0.4
                       850,000     Engelhard Corp.                                       14,038,210        21,568,750         0.3
                       200,000     Goodrich (B.F.) Co.                                    9,112,824        13,175,000         0.2
                     1,500,000     Imperial Chemical Industries PLC (ADR)*               72,282,406        76,125,000         1.0
                                                                                     --------------    --------------       ------
                                                                                        135,322,417       158,918,750         2.0

Computer               630,000     Creative Technology, Ltd. (b)                          7,684,955         8,426,250         0.1
Software

Diversified            535,000     Corning Inc.                                          16,973,450        15,314,375         0.2
Companies            1,920,000     Hanson PLC (Sponsored) (ADR)*                         32,525,906        31,200,000         0.4
                    11,050,000     Hillsdown Holdings PLC                                26,411,079        30,912,209         0.4
                       600,000     Tenneco, Inc.                                         23,717,597        27,750,000         0.4
                     1,100,000     United Technologies Corp.                             63,816,513        97,212,500         1.2
                       690,000     Worldtex Inc. (b)                                      3,003,978         4,053,750         0.1
                                                                                     --------------    --------------       ------
                                                                                        166,448,523       206,442,834         2.7

Drug Stores            281,000     Rite Aid Corp.                                         6,688,427         7,868,000         0.1



SCHEDULE OF INVESTMENTS (continued)
                        Shares                                                                                Value     Percent of
Industries                Held               Common Stocks                                 Cost             (Note 1a)   Net Assets
Electrical             980,000     General Electric Co.                              $   49,270,597    $   62,475,000         0.8%
Equipment              870,000     Philips Electronics N.V. (ADR)*                       14,731,303        42,412,500         0.5
                                                                                     --------------    --------------       ------
                                                                                         64,001,900       104,887,500         1.3

Financial            1,000,000     Federal National Mortgage Association                 90,637,942       103,500,000         1.3
Services               125,000     Household International, Inc.                          5,906,195         7,750,000         0.1
                     2,944,000     Ruam Pattana Fund II                                   1,723,736         1,790,112         0.0
                                                                                     --------------    --------------       ------
                                                                                         98,267,873       113,040,112         1.4

Food                16,000,000     Dairy Farm International Holdings Ltd. (Ordinary)     19,416,558        13,920,000         0.2
Distribution           145,000     Fleming Cos., Inc.                                     3,964,452         3,480,000         0.0
                                                                                     --------------    --------------       ------
                                                                                         23,381,010        17,400,000         0.2

Footware            25,930,000     Yue Yuen Industrial (Holdings Limited)                 6,737,213         7,210,976         0.1

Forest Products        401,500     Weyerhaeuser Co.                                      18,785,774        18,318,438         0.2

Home Builders          270,000 ++++Oriole Homes Corp. (b)                                 2,499,746         1,755,000         0.0

Hospital             1,285,000     Columbia/HCA Healthcare Corp.                         58,454,517        62,483,125         0.8
Management             200,000     PacifiCare Health Systems, Inc. (Class B) (b)         11,128,820        13,550,000         0.2
                     3,250,000     Tenet Healthcare Corp. (a) (b)                        41,757,166        56,468,750         0.7
                                                                                     --------------    --------------       ------
                                                                                        111,340,503       132,501,875         1.7

Household Products     100,000     Armor All Products Corp.                               1,922,203         1,700,000         0.0

Insurance              947,000     Aetna Life & Casualty Co.                             55,124,062        69,486,125         0.9
                     1,960,000     Allstate Corporation                                  49,216,409        69,335,000         0.9
                       510,000     American General Corporation                          15,073,289        19,061,250         0.2
                     1,150,000     American International Group, Inc.                    72,301,315        97,750,000         1.2
                       139,000     American National Insurance Co.                        8,066,114         8,096,750         0.1
                     1,190,000     EXEL Ltd. (ADR)*                                      49,410,136        69,168,750         0.9
                     1,531,600 ++++Fremont General Corp.                                 29,766,002        42,310,450         0.5
                       350,000     Horace Mann Educators Corp.                            8,405,702         9,625,000         0.1
                       282,000     Integon Corp.                                          4,386,551         4,970,250         0.1
                     1,660,000     Lowndes Lambert Group Holdings PLC                     4,270,490         3,935,445         0.1
                       300,000     Provident Life & Accident Insurance Co.                7,610,465         8,137,500         0.1
                       827,000     Safeco Corp.                                          43,465,451        54,168,500         0.7
                       439,000     Sphere Drake Holdings Ltd.                             6,810,477         6,585,000         0.1
                       455,000     St. Paul Companies, Inc.                              22,292,330        26,560,625         0.3
                       440,000     TIG Holdings, Inc.                                    10,048,491        11,825,000         0.2
                     1,540,000     Travelers Inc.                                        33,440,510        81,812,500         1.0
                       183,000     USLIFE Corporation                                     4,297,385         5,352,750         0.1
                                                                                     --------------    --------------       ------
                                                                                        423,985,179       588,180,895         7.5

Iron & Steel           557,000     Birmingham Steel Corp.                                12,412,955         9,747,500         0.1
                       350,000     British Steel PLC (ADR)*                               9,979,232        10,018,750         0.1
                     1,020,000 ++++Cleveland-Cliffs, Inc.                                35,034,934        41,947,500         0.6
                                                                                     --------------    --------------       ------
                                                                                         57,427,121        61,713,750         0.8

Lodging/Hotels         610,000     Carnival Corp. (Class A)                              13,709,526        14,640,000         0.2
                     2,876,000     Mandarin Oriental International Ltd.                   2,754,939         2,991,040         0.0
                                                                                     --------------    --------------       ------
                                                                                         16,464,465        17,631,040         0.2

Manufactured           439,000     Fleetwood Enterprises, Inc.                            9,270,318         8,725,125         0.1
Housing



SCHEDULE OF INVESTMENTS (continued)
                        Shares                                                                                Value     Percent of
Industries                Held               Common Stocks                                 Cost             (Note 1a)   Net Assets
Metals & Basic         347,000     Cameco Corp.                                      $    7,535,147    $   10,829,247         0.1%
Materials            1,070,000     Magma Copper Co.                                      18,441,841        20,062,500         0.3
                       500,000     Newmont Mining Corp.                                  18,485,079        21,250,000         0.3
                                                                                     --------------    --------------       ------
                                                                                         44,462,067        52,141,747         0.7

Natural Gas          1,249,000     Coastal Corp.                                         34,527,928        41,997,625         0.5
Suppliers               80,000     Consolidated Natural Gas Co.                           3,135,118         3,230,000         0.0
                       305,000     MAPCO, Inc.                                           16,037,568        15,707,500         0.2
                       724,000     MetroGas S.A. (ADR)*                                   8,692,336         6,516,000         0.1
                       160,000     ONEOK Inc.                                             2,776,212         3,720,000         0.1
                     3,694,000     TransCanada Pipelines, Ltd. (ADR)*                    54,426,444        48,483,750         0.6
                     3,845,000     Williams Companies, Inc.                             102,345,865       149,955,000         1.9
                                                                                     --------------    --------------       ------
                                                                                        221,941,471       269,609,875         3.4

Oil--Integrated        110,000     Exxon Corp.                                            7,795,886         7,947,500         0.1
                       100,000     Mobil Corp.                                            8,589,628         9,962,500         0.1
                     1,200,000     Occidental Petroleum Corp.                            24,635,409        26,400,000         0.4
                     2,000,000     Phillips Petroleum Co.                                69,200,011        65,000,000         0.8
                       970,000     Repsol, S.A. (ADR)*                                   28,307,270        30,498,948         0.4
                       730,000     Texaco Inc.                                           48,472,073        47,176,250         0.6
                     2,417,000     TOTAL S.A. (ADR)*                                     67,377,607        72,812,125         0.9
                    10,700,000     YPF S.A. (Sponsored) (ADR)*                          223,385,604       192,600,000         2.5
                                                                                     --------------    --------------       ------
                                                                                        477,763,488       452,397,323         5.8

Oil Service          1,043,000     Dresser Industries, Inc.                              23,316,925        24,901,625         0.3

Paper                1,749,000     Federal Paper Board Co., Inc.                         46,023,612        67,117,875         0.9
                     2,800,000     Jefferson Smurfit Group                                8,705,331         8,364,006         0.1
                     1,220,000     Temple-Inland, Inc.                                   57,462,584        64,965,000         0.8
                                                                                     --------------    --------------       ------
                                                                                        112,191,527       140,446,881         1.8

Pharmaceuticals        467,000     Block Drug, Inc. (Class A)                            14,429,533        17,746,000         0.2
                     1,350,000     Glaxo Holdings PLC (ADR)*                             32,915,916        32,568,750         0.4
                       360,000     Lilly (Eli) and Company                               27,965,917        32,355,000         0.4
                     1,430,000     Mallinckrodt Group Inc.                               45,170,269        56,663,750         0.7
                     1,450,000     Merck & Co., Inc.                                     50,332,059        81,200,000         1.0
                     2,176,000     Pfizer, Inc.                                          91,942,057       116,144,000         1.5
                         4,000     Roche Holdings AG                                     20,363,076        28,235,294         0.4
                       800,000     Warner-Lambert Co.                                    62,701,093        76,200,000         1.0
                                                                                     --------------    --------------       ------
                                                                                        345,819,920       441,112,794         5.6

Photography            240,000     Eastman Kodak Co.                                     12,334,459        14,220,000         0.2

Plastic Recycling    1,108,000     Wellman Inc.                                          24,273,231        27,146,000         0.3

Printing &             100,000     American Greetings Corp.                               2,841,224         3,050,000         0.0
Publishing

Real Estate          1,765,000     RFS Hotel Investors, Inc.                             26,722,635        26,033,750         0.3
Investment Trusts    1,283,000     Walden Residential Properties, Inc.                   24,384,631        24,216,625         0.3
                                                                                     --------------    --------------       ------
                                                                                         51,107,266        50,250,375         0.6

Retail Trade         1,730,000     Wal-Mart Stores, Inc.                                 42,725,648        43,033,750         0.6

Savings & Loan         391,000     Ahmanson (H.F.) & Co.                                  7,367,060         9,921,625         0.1
Associations

SCHEDULE OF INVESTMENTS (continued)
                        Shares                                                                                Value     Percent of
Industries               Held                Common Stocks                                 Cost             (Note 1a)   Net Assets
Services             1,670,000 ++++PHH Corp.                                         $   62,537,753    $   75,150,000         0.9%
                       151,000     Pittston Services Group                                3,692,302         4,095,875         0.1
                       515,000     Rollins, Inc.                                         12,881,545        12,617,500         0.2
                                                                                     --------------    --------------       ------
                                                                                         79,111,600        91,863,375         1.2

Telecommunications   2,140,000     GTE Corp.                                             66,987,057        83,995,000         1.1

Tires & Rubber       3,584,000     The Goodyear Tire & Rubber Co.                       137,352,540       141,120,000         1.8

Utilities--            264,000     American Water Works Co., Inc.                         6,796,126         8,085,000         0.1
Electric, Gas &        150,000     Central Hudson Gas & Electric Corp.                    3,934,566         4,575,000         0.1
Water                  480,000     Entergy Corp.                                         10,960,729        12,540,000         0.2
                     1,000,000     Illinova Corp.                                        20,668,814        27,125,000         0.3
                       177,000     Montana Power Co.                                      4,076,157         4,093,125         0.1
                     2,000,000     Pinnacle West Capital Corp.                           39,713,673        52,500,000         0.7
                        86,000     Public Service Company of North Carolina               1,366,521         1,386,750         0.0
                     1,437,000     Unicom Corp.                                          31,946,684        43,469,250         0.5
                                                                                     --------------    --------------       ------
                                                                                        119,463,270       153,774,125         2.0


                                   Total Common Stocks                                3,536,303,383     4,274,029,453        54.5


                         Face
                        Amount                Corporate Bonds

Automotive        $ 30,000,000     Ford Motor Co., 5.625% due 12/15/1998                 29,073,200        29,273,400         0.4
                    22,000,000     Hertz Corp., 6.70% due 6/15/2002                      21,982,500        21,855,020         0.3
                                                                                     --------------    --------------       ------
                                                                                         51,055,700        51,128,420         0.7

Banking             20,000,000     Banco Rio de la Plata, 8.75% due 12/15/2003           20,060,800        15,200,000         0.2
                    10,000,000     Bank of Boston Corp., 6.625% due 12/01/2005            8,621,750         9,720,000         0.1
                                   BankAmerica Corp.:
                    15,000,000       6.875% due 6/01/2003                                14,149,050        15,034,950         0.2
                    25,000,000       6.75% due 9/15/2005                                 24,588,750        24,715,750         0.3
                    10,000,000     Bankers Trust Company, 7.50% due 1/15/2002             9,688,700        10,271,100         0.1
                                   The Chase Manhattan Corp.:
                    30,000,000       6.50% due 8/01/2005                                 29,105,700        29,164,200         0.4
                    20,000,000       6.75% due 8/15/2008                                 17,436,420        19,245,600         0.3
                                   Chemical Bank:
                    11,400,000       7% due 6/01/2005                                    11,191,266        11,507,274         0.1
                    12,000,000       6.50% due 1/15/2009                                 10,872,840        11,323,560         0.1
                                   First Chicago Corp.:
                    15,000,000       6.875% due 6/15/2003                                13,963,300        14,991,000         0.2
                    15,000,000       6.375% due 1/30/2009                                13,276,092        14,116,200         0.2
                     6,000,000     First Hawaiian, Inc., 6.25% due 8/15/2000              5,841,600         5,836,920         0.1
                                   First Security Corp.:
                     5,000,000       5.71% due 2/09/1999                                  5,000,000         4,880,900         0.1
                    10,000,000       7% due 7/15/2005                                     9,978,700         9,977,640         0.1
                    15,000,000     First USA Bank, Wilmington, 5.75% due 1/15/1999       15,005,550        14,591,700         0.2
                    13,000,000     Great Western Financial Corp., 6.125%
                                   due 6/15/1998                                         12,244,010        12,921,220         0.2
                                   NationsBank Corp.:
                    10,500,000       5.70% due 9/11/2000                                  9,545,865        10,144,995         0.1
                     8,000,000       6.20% due 8/15/2003                                  7,657,280         7,798,480         0.1
                    25,000,000       6.50% due 8/15/2003                                 22,104,200        24,342,500         0.3
                    20,000,000     Union Planters Corp., 6.25% due 11/01/2003            18,756,100        18,776,800         0.2
                                                                                     --------------    --------------       ------
                                                                                        279,087,973       284,560,789         3.6



SCHEDULE OF INVESTMENTS (continued)
                       Face                                                                                 Value       Percent of
Industries            Amount                Corporate Bonds                                Cost            (Note 1a)    Net Assets
Broadcasting &    $ 30,000,000     News America Holdings, Inc., 7.50% due
Publishing                         3/01/2000                                         $   29,179,330    $   30,811,500         0.4%

Capital Goods        5,000,000     Giddings & Lewis, Inc., 7.50% due 10/01/2005           5,000,000         5,000,000         0.1

Chemicals           25,000,000     Union Carbide Corp., 6.79% due 6/01/2025              25,000,000        24,888,750         0.3

Diversified          9,775,000     Crane Co., 7.25% due 6/15/1999                         9,619,840         9,907,060         0.1
Companies                          Grace (W.R.) & Co.:
                    10,000,000       6.85% due 6/23/1997                                  9,903,700        10,054,200         0.1
                    20,000,000       7.40% due 2/01/2000                                 19,663,100        20,494,800         0.3
                    10,000,000       8% due 8/15/2004                                     9,530,100        10,623,600         0.1
                    15,000,000     Tenneco, Inc., 7.875% due 10/01/2002                  14,619,180        15,883,050         0.2
                                                                                     --------------    --------------       ------
                                                                                         63,335,920        66,962,710         0.8

Electronics         10,000,000     Philips Electronics N.V., 7.125% due 5/15/2025         9,972,650        10,328,600         0.1

Finance              5,000,000     Caterpillar Financial Services Corp.,
                                   5.35% due 11/10/1998                                   4,924,800         4,844,650         0.1
                                   Chrysler Finance Corp.:
                    13,000,000       6.50% due 6/15/1998                                 12,752,820        13,041,210         0.2
                    12,000,000       5.375% due 10/15/1998                               11,439,770        11,645,520         0.2
                    30,000,000       6.625% due 8/15/2000                                29,953,700        29,800,800         0.4
                    40,000,000   ++GTE Finance Corp., 5.81% due 12/15/1997               40,000,000        39,400,000         0.5
                     8,000,000     General Electric Capital Corp., 5.13% due 4/01/2004    8,000,000         8,660,000         0.1
                                   General Motors Acceptance Corp.:
                    10,000,000       6.375% due 9/01/1998                                 9,983,700         9,998,900         0.1
                    15,000,000       5.95% due 1/11/1999                                 13,783,650        14,759,700         0.2
                    25,000,000       5.875% due 1/12/1999                                25,044,500        24,544,250         0.3
                    48,500,000       5.625% due 2/01/1999                                47,273,190        47,301,080         0.6
                    10,000,000       7.15% due 4/30/1999                                  9,884,400        10,191,000         0.1
                    21,000,000       7.375% due 6/22/2000                                20,693,890        21,606,690         0.3
                    30,000,000       6.75% due 6/10/2002                                 29,520,300        29,979,300         0.4
                    10,000,000     Greyhound Financial Corp., 6.75% due 3/25/1999         9,694,200        10,011,900         0.1
                                   Household Finance Corp.:
                    10,000,000       6.13% due 6/19/1998                                 10,000,000         9,927,100         0.1
                    15,000,000       7.125% due 4/30/1999                                14,356,800        15,292,500         0.2
                    10,000,000       7.45% due 4/01/2000                                  9,958,700        10,340,600         0.1
                                   International Lease Finance Corp.:
                    25,000,000       5.98% due 11/16/1998                                24,975,500        24,587,250         0.3
                    22,500,000       6.05% due 4/30/1999                                 22,368,375        22,097,025         0.3
                     5,000,000       7.10% due 6/15/1999                                  4,930,900         5,075,450         0.1
                    10,000,000       8.15% due 10/01/2004                                 9,691,300        10,734,600         0.1
                    10,000,000     Margaretten Financial Corp., 6.75% due 6/15/2000       9,621,060        10,027,500         0.1
                    35,000,000     Sears Roebuck Acceptance Corp.,
                                     6.50% due 6/15/2000                                 34,989,550        34,826,050         0.4
                                                                                     --------------    --------------       ------
                                                                                        413,841,105       418,693,075         5.3

Financial Leasing                  GATX Corp.:
                    30,000,000       5.45% due 3/18/1996                                 30,000,000        29,876,700         0.4
                    15,000,000       5.48% due 3/22/1996                                 15,000,000        14,939,250         0.2
                    10,000,000       6.535% due 6/09/2001                                10,000,000         9,846,100         0.1
                                   XTRA Corp.:
                    20,000,000       6.75% due 8/01/2001                                 19,945,800        20,097,000         0.3
                    20,000,000       6.68% due 11/30/2001                                20,000,000        19,961,800         0.3
                                                                                     --------------    --------------       ------
                                                                                         94,945,800        94,720,850         1.3

SCHEDULE OF INVESTMENTS (continued)
                       Face                                                                                 Value       Percent of
Industries            Amount                Corporate Bonds                                Cost            (Note 1a)    Net Assets
Financial         $ 10,000,000     American Express Credit Corp.,
Services                             6.75% due 6/01/2001                             $    9,987,800    $   10,115,800         0.1%
                    10,000,000     Dean Witter, Discover & Co., 6.50% due
                                     11/01/2005                                           9,803,900         9,681,900         0.1
                    25,000,000     Finova Capital Corp., 6.45% due 6/01/2000             24,766,550        24,729,750         0.3
                                   McDonnell Douglas Finance Corp.:
                    10,000,000       6.375% due 7/15/1999                                 9,869,782         9,911,900         0.1
                    10,000,000       6.77% due 9/11/2002                                  9,983,500        10,029,500         0.1
                    20,000,000       6.965% due 9/12/2005                                20,049,200        19,963,200         0.3
                                   Smith Barney Shearson Holdings, Inc.:
                    20,000,000       6% due 3/15/1997                                    19,897,700        19,930,200         0.3
                    20,000,000       7% due 5/15/2000                                    19,930,000        20,204,200         0.3
                                                                                     --------------    --------------       ------
                                                                                        124,288,432       124,566,450         1.6

Food & Tobacco                     RJR Nabisco Holding Corp.:
                    20,000,000       6.70% due 6/15/2002                                 19,830,000        19,720,400         0.3
                    10,000,000       6.85% due 6/15/2005                                 10,000,000         9,808,100         0.1
                                                                                     --------------    --------------       ------
                                                                                         29,830,000        29,528,500         0.4

Foreign                            Republic of Argentina:
Government          20,000,000       10.95% due 11/01/1999                               17,432,330        19,850,000         0.2
Obligations         50,000,000       8.375% due 12/20/2003                               36,266,250        37,375,000         0.5
                    75,000,000     ++6.812% due 3/31/2005                                50,225,000        46,500,000         0.6
                     4,500,000     Republic of Colombia, 7.25% due 2/23/2004              4,145,000         4,201,875         0.1
                                                                                     --------------    --------------       ------
                                                                                        108,068,580       107,926,875         1.4

Hospital                           Columbia/HCA Healthcare Corp.:
                    20,000,000       6.125% due 12/15/2000                               18,456,800        19,574,400         0.2
                    20,000,000       6.91% due 6/15/2005                                 19,919,400        20,063,400         0.3
                    17,500,000       6.63% due 7/15/2045                                 17,149,625        17,473,750         0.2
                    10,000,000     Tenet Healthcare Corp., 9.625% due 9/01/2002          10,000,000        10,575,000         0.1
                                                                                     --------------    --------------       ------
                                                                                         65,525,825        67,686,550         0.8

Insurance           10,625,000     Integon Corp., 8% due 8/15/1999                       10,676,019        10,716,056         0.1
                    10,000,000     NAC Re Corp., 8% due 6/15/1999                        10,189,300        10,357,400         0.1
                                   Travelers Inc.:
                    20,000,000       6.125% due 6/15/2000                                18,772,550        19,574,000         0.3
                    20,000,000       6.875% due 6/01/2025                                20,037,200        20,333,600         0.3
                                                                                     --------------    --------------       ------
                                                                                         59,675,069        60,981,056         0.8

Machinery           15,000,000     Black & Decker Corp., 6.625% due 11/15/2000           14,248,100        14,764,800         0.2
                    20,000,000     FMC Corp., 6.375% due 9/01/2003                       18,940,800        19,059,000         0.2
                    10,000,000     Harris Corp., 10.375% due 12/01/2018                  10,541,400        11,176,900         0.2
                    10,000,000     TRINOVA Corp., 7.95% due 5/01/1997                     9,975,000        10,200,900         0.1
                                                                                     --------------    --------------       ------
                                                                                         53,705,300        55,201,600         0.7

Manufactured         3,000,000     Oakwood Homes Corp., 9.125% due 6/01/2007              3,000,000         3,030,000         0.0
Housing



SCHEDULE OF INVESTMENTS (continued)
                       Face                                                                                 Value       Percent of
Industries            Amount                Corporate Bonds                                Cost            (Note 1a)    Net Assets
Natural Gas                        Coastal Corp.:
Suppliers         $ 13,000,000       8.75% due 5/15/1999                             $   13,055,960    $   13,801,840         0.2%
                    30,000,000       8.125% due 9/15/2002                                29,984,410        31,825,500         0.4
                    10,000,000     ENSERCH Corporation, 7.125% due 6/15/2005             10,000,000        10,123,600         0.1
                                                                                     --------------    --------------       ------
                                                                                         53,040,370        55,750,940         0.7
Oil--Integrated                    Occidental Petroleum Corp.:
                    12,000,000       5.85% due 11/09/1998                                11,150,172        11,726,640         0.2
                    14,475,000       5.90% due 11/09/1998                                14,325,907        14,165,235         0.2
                    18,375,000       6.24% due 11/24/2000                                18,135,306        17,877,956         0.2
                                   Union Texas Petroleum Holdings, Inc.:
                     5,000,000       8.375% due 3/15/2005                                 5,008,250         5,304,800         0.1
                    10,000,000       8.50% due 4/15/2007                                  9,965,800        10,995,500         0.1
                    20,000,000     YPF S.A., 8% due 2/15/2004                            17,158,750        17,100,000         0.2
                                                                                     --------------    --------------       ------
                                                                                         75,744,185        77,170,131         1.0

Oil--Related        20,000,000     Tosco Corporation, 7% due 7/15/2000                   19,894,250        19,700,000         0.3

Pharmaceutical       5,750,000     Cardinal Distribution, Inc., 8% due 3/01/1997          5,750,000         5,863,332         0.1
Distribution

Railroads            3,000,000     Burlington Northern, Inc., 7.40% due 5/15/1999         2,993,580         3,073,590         0.0

Services            19,375,000     ADT Operations, 8.25% due 8/01/2000                   19,511,125        20,004,687         0.3

Steel               20,000,000     USX Corp., 6.375% due 7/15/1998                       19,894,000        19,824,200         0.3

Telecommuni-        25,000,000     AT&T Capital Corp., 6.69% due 5/09/1997               25,000,000        25,211,000         0.3
cations             10,000,000     Bell Atlantic Financial Services, Inc.,
                                   5.47% due 4/27/1998                                   10,031,400         9,826,900         0.1
                                                                                     --------------    --------------       ------
                                                                                         35,031,400        35,037,900         0.4

Utilities--Electric,               Commonwealth Edison Co.:
Gas & Water         10,000,000       6% due 3/15/1998                                    10,157,200         9,888,900         0.1
                    25,000,000       6.40% due 10/15/2005                                21,178,955        23,582,250         0.3
                    25,000,000     Enron Corp., 6.75% due 7/01/2005                      24,050,050        24,464,250         0.3
                     5,000,000     Long Island Lighting Co., 7.625% due 4/15/1998         4,986,210         5,086,450         0.1
                                   Niagara Mohawk Power Corp.:
                    30,000,000       6.875% due 3/01/2001                                29,628,750        29,856,540         0.4
                    10,000,000       5.875% due 9/01/2002                                 9,196,500         9,350,600         0.1
                                   PECO Energy Co.:
                     5,000,000       7.50% due 1/15/1999                                  5,043,600         5,149,650         0.1
                    20,000,000       5.625% due 11/01/2001                               18,908,800        18,564,000         0.2
                    10,000,000       7.125% due 9/01/2002                                10,020,900        10,056,300         0.1
                                   Texas Utilities Co.:
                     5,000,000       7.125% due 6/01/1997                                 4,987,500         5,067,000         0.1
                     9,500,000       5.75% due 7/01/1998                                  9,297,135         9,353,985         0.1
                                   United Illuminating Co.:
                     5,000,000       7.375% due 1/15/1998                                 5,003,125         5,076,600         0.1
                     5,000,000       6.20% due 1/15/1999                                  4,693,050         4,881,350         0.0
                                                                                     --------------    --------------       ------
                                                                                        157,151,775       160,377,875         2.0


                                   Total Corporate Bonds                              1,804,522,369     1,832,818,380        23.4


SCHEDULE OF INVESTMENTS (concluded)
                         Face                                                                                 Value     Percent of
                        Amount             Collateralized Mortgage Obligations              Cost            (Note 1a)   Net Assets
                                   Federal Home Loan Mortgage Corp.:
                  $ 20,000,000       5.80% due 4/15/2006                             $   18,615,625    $   19,500,000         0.2%
                    16,482,928       6% due 4/15/2006                                    16,102,404        16,374,635         0.2
                                   Federal National Mortgage Association:
                    20,000,000       5.10% due 3/25/2002                                 19,256,250        19,662,400         0.3
                    12,000,000       6.50% due 1/25/2008                                 11,608,125        11,752,440         0.2
                    10,000,000       5% due 4/25/2014                                     9,756,250         9,737,500         0.1
                    16,112,346     Prudential Home Mortgage Security Co.,
                                   5.25% due 12/25/2000                                  15,422,536        15,603,680         0.2


                                   Total Collateralized Mortgage Obligations             90,761,190        92,630,655         1.2


                                   US Government Obligations

                                   US Treasury Notes:
                   175,000,000       6.375% due 8/15/2002                               166,602,203       177,597,000         2.3
                   365,000,000       5.75% due 8/15/2003                                353,928,906       355,134,050         4.5
                   345,000,000       5.875% due 2/15/2004                               339,658,594       337,723,950         4.3
                   400,000,000       7.25% due 5/15/2016                                382,781,681       427,564,000         5.5
                   100,000,000       6.25% due 8/15/2023                                 94,183,594        95,187,000         1.2


                                   Total US Government Obligations                    1,337,154,978     1,393,206,000        17.8


                                         Short-Term Investments

Commercial          50,000,000     Corporate Asset Funding Co. Inc.,
Paper**                            5.80% due 11/03/1995                                  49,726,111        49,726,111         0.6
                    66,757,000     General Electric Capital Corp.,
                                   6.45% due 10/02/1995                                  66,733,079        66,733,079         0.9
                    25,000,000     Xerox Corp., 5.75% due 11/02/1995                     24,868,229        24,868,229         0.3


                                   Total Short-Term Investments                         141,327,419       141,327,419         1.8


Total Investments                                                                    $6,910,069,339     7,734,011,907        98.7
                                                                                     ==============
Other Assets Less Liabilities                                                                             104,085,602         1.3
                                                                                                       --------------       ------
Net Assets                                                                                             $7,838,097,509       100.0%
                                                                                                       ==============       ======

   *American Depositary Receipts (ADR).
  **Commercial Paper is traded on a
    discount basis; the interest rates
    shown are the discount rates paid at
    the time of purchase by the Fund.
 (a)Formerly National Medical
    Enterprises, Inc.
 (b)Non-income producing security.
  ++Restricted security as to resale. The value of the Fund's investments in restricted securities was approximately
    $85,900,000, representing 1.1% of net assets.

                                                   Acquisition                               Value
    Issue                                            Date(s)             Cost              (Note 1a)
    GTE Finance Corp., 5.81% due 12/15/1997         5/25/1993         $40,000,000         $39,400,000
    Republic of Argentina, 6.812%                   5/15/1995--
    due 3/31/2005                                   5/23/1995          50,225,000          46,500,000

    Total                                                             $90,225,000         $85,900,000
                                                                      ===========         ===========

++++Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                               Net Share         Net         Dividend
    Industry             Affiliate                              Activity         Cost         Income
    Home Builders        Oriole Homes Corp.                       --              --            --
    Insurance            Fremont General Corp.                  81,600      $  (961,918)   $  638,000
    Iron & Steel         Cleveland--Cliffs, Inc.               (39,000)      (1,429,415)      689,650
    Services             PHH Corp.                                --              --        1,102,200






See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1995
Assets:                 Investments, at value (identified cost--$6,910,069,339) (Note 1a)                           $7,734,011,907
                        Cash                                                                                            16,611,152
                        Foreign cash (Note 1c)                                                                             487,846
                        Receivables:
                          Securities sold                                                         $   56,849,990
                          Interest                                                                    49,555,027
                          Capital shares sold                                                         21,781,365
                          Dividends                                                                    9,332,729       137,519,111
                                                                                                  --------------
                        Prepaid registration fees and other assets (Note 1f)                                                66,763
                                                                                                                    --------------
                        Total assets                                                                                 7,888,696,779
                                                                                                                    --------------

Liabilities:            Payables:
                          Securities purchased                                                        31,537,856
                          Capital shares redeemed                                                     11,990,082
                          Distributor (Note 2)                                                         3,640,391
                          Investment adviser (Note 2)                                                  2,479,433        49,647,762
                                                                                                  --------------
                        Accrued expenses and other liabilities                                                             951,508
                                                                                                                    --------------
                        Total liabilities                                                                               50,599,270
                                                                                                                    --------------
Net Assets:             Net assets                                                                                  $7,838,097,509
                                                                                                                    ==============

Net Assets              Class A Shares of Common Stock, $0.10 par value, 300,000,000 shares
Consist of:             authorized                                                                                  $    9,379,906
                        Class B Shares of Common Stock, $0.10 par value, 300,000,000 shares
                        authorized                                                                                      14,512,578
                        Class C Shares of Common Stock, $0.10 par value, 200,000,000 shares
                        authorized                                                                                         446,609
                        Class D Shares of Common Stock, $0.10 par value, 200,000,000 shares
                        authorized                                                                                       1,133,782
                        Paid-in capital in excess of par                                                             6,529,222,433
                        Undistributed investment income--net                                                            92,783,440
                        Undistributed realized capital gains on investments and foreign
                        currency transactions--net                                                                     366,679,937
                        Unrealized appreciation on investments and foreign currency
                        transactions--net                                                                              823,938,824
                                                                                                                    --------------
                        Net assets                                                                                  $7,838,097,509
                                                                                                                    ==============

Net Asset Value:        Class A--Based on net assets of $2,918,131,777 and 93,799,060 shares
                                 outstanding                                                                        $        31.11
                                                                                                                    ==============
                        Class B--Based on net assets of $4,432,071,245 and 145,125,781 shares
                                 outstanding                                                                        $        30.54
                                                                                                                    ==============
                        Class C--Based on net assets of $135,603,805 and 4,466,089 shares
                                 outstanding                                                                        $        30.36
                                                                                                                    ==============
                        Class D--Based on net assets of $352,290,682 and 11,337,822 shares
                                 outstanding                                                                        $        31.07
                                                                                                                    ==============




                        See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended September 30, 1995
Investment              Interest and discount earned                                                                $  108,760,994
Income                  Dividends (net of $1,503,138 foreign withholding tax)                                           60,335,211
(Notes 1d & 1e):        Other                                                                                               66,320
                                                                                                                    --------------
                        Total income                                                                                   169,162,525
                                                                                                                    --------------

Expenses:               Account maintenance and distribution fees--Class B (Note 2)               $   20,310,992
                        Investment advisory fees (Note 2)                                             14,452,481
                        Transfer agent fees--Class B (Note 2)                                          3,100,545
                        Transfer agent fees--Class A (Note 2)                                          1,774,360
                        Account maintenance and distribution fees--Class C (Note 2)                      449,819
                        Account maintenance fees--Class D (Note 2)                                       337,202
                        Printing and shareholder reports                                                 331,558
                        Custodian fees                                                                   206,818
                        Transfer agent fees--Class D (Note 2)                                            175,854
                        Registration fees (Note 1f)                                                      117,179
                        Transfer agent fees--Class C (Note 2)                                             72,639
                        Professional Fees                                                                 36,720
                        Directors' fees and expenses                                                      18,360
                        Pricing fees                                                                       3,240
                        Other                                                                             36,180
                                                                                                  --------------
                        Total expenses                                                                                  41,423,947
                                                                                                                    --------------
                        Investment income--net                                                                         127,738,578
                                                                                                                    --------------

Realized &              Realized gain (loss) from:
Unrealized Gain           Investments--net                                                           382,785,433
(Loss) on                 Foreign currency transactions--net                                            (260,437)      382,524,996
Investments &                                                                                     --------------
Foreign Currency        Change in unrealized appreciation/depreciation on:
Transactions--Net         Investments--net                                                           470,983,918
(Notes 1b, 1c, 1e & 3):   Foreign currency transactions--net                                              (1,811)      470,982,107
                                                                                                  --------------    --------------
                        Net realized and unrealized gain on investments and foreign
                        currency transactions                                                                          853,507,103
                                                                                                                    --------------
                        Net Increase in Net Assets Resulting from Operations                                        $  981,245,681
                                                                                                                    ==============



                        See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                   For the Six       For the Year
                                                                                                   Months Ended         Ended
Increase (Decrease) in Net Assets:                                                                Sept. 30, 1995    March 31, 1995
Operations:             Investment income--net                                                    $  127,738,578    $  184,513,108
                        Realized gain on investments and foreign currency
                        transactions--net                                                            382,524,996       229,679,961
                        Change in unrealized appreciation/depreciation on investments and
                        foreign currency transactions--net                                           470,982,107       156,181,613
                                                                                                  --------------    --------------
                        Net increase in net assets resulting from operations                         981,245,681       570,374,682
                                                                                                  --------------    --------------

Dividends &             Investment income--net:
Distributions to          Class A                                                                    (42,326,837)      (79,657,527)
Shareholders              Class B                                                                    (48,879,309)      (80,336,105)
(Note 1g):                Class C                                                                     (1,194,209)         (186,349)
                          Class D                                                                     (3,977,279)       (1,531,830)
                        Realized gain on investments--net:
                          Class A                                                                    (30,878,646)     (132,046,243)
                          Class B                                                                    (46,812,936)     (188,065,461)
                          Class C                                                                     (1,002,451)         (321,434)
                          Class D                                                                     (3,027,886)       (2,472,719)
                                                                                                  --------------    --------------
                        Net decrease in net assets resulting from dividends
                        and distributions to shareholders                                           (178,099,553)     (484,617,668)
                                                                                                  --------------    --------------

Capital Share           Net increase in net assets derived from capital share transactions           644,831,448       987,538,601
Transactions                                                                                      --------------    --------------
(Note 4):

Net Assets:             Total increase in net assets                                               1,447,977,576     1,073,295,615
                        Beginning of period                                                        6,390,119,933     5,316,824,318
                                                                                                  --------------    --------------
                        End of period*                                                            $7,838,097,509    $6,390,119,933
                                                                                                  ==============    ==============

                       *Undistributed investment income--net                                      $   92,783,440    $   61,422,496
                                                                                                  ==============    ==============



                        See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)

Financial Highlights                                                                             Class A
                                                                For the Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                 Sept. 30,                 For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                            1995           1995          1994          1993          1992
Per Share     Net asset value, beginning of period              $    27.74    $    27.46    $    27.89    $    26.90    $    25.38
Operating                                                       ----------    ----------    ----------    ----------    ----------
Performance:  Investment income--net                                   .60          1.01           .97           .87          1.02
              Realized and unrealized gain on
              investments and foreign currency
              transactions--net                                       3.57          1.77           .50          1.99          2.12
                                                                ----------    ----------    ----------    ----------    ----------
              Total from investment operations                        4.17          2.78          1.47          2.86          3.14
                                                                ----------    ----------    ----------    ----------    ----------
              Less dividends and distributions:
                Investment income--net                                (.46)         (.94)         (.95)         (.87)        (1.02)
                Realized gain on investments--net                     (.34)        (1.56)         (.95)        (1.00)         (.60)
                                                                ----------    ----------    ----------    ----------    ----------
              Total dividends and distributions                       (.80)        (2.50)        (1.90)        (1.87)        (1.62)
                                                                ----------    ----------    ----------    ----------    ----------
              Net asset value, end of period                    $    31.11    $    27.74    $    27.46    $    27.89    $    26.90
                                                                ==========    ==========    ==========    ==========    ==========


Total         Based on net asset value per share                    15.20%+++     10.95%         5.39%        11.33%        12.96%
Investment                                                      ==========    ==========    ==========    ==========    ==========
Return:**


Ratios to     Expenses                                                .55%*         .57%          .53%          .55%          .56%
Average                                                         ==========    ==========    ==========    ==========    ==========
Net Assets:   Investment income--net                                 4.16%*        3.81%         3.52%         3.56%         4.21%
                                                                ==========    ==========    ==========    ==========    ==========


Supplemental  Net assets, end of period (in thousands)          $2,918,132    $2,507,767    $2,237,492    $2,056,023    $1,533,530
Data:                                                           ==========    ==========    ==========    ==========    ==========
              Portfolio turnover                                       44%           89%           86%           55%           59%
                                                                ==========    ==========    ==========    ==========    ==========


             *Annualized.
            **Total investment returns exclude the effects of sales loads. +++Aggregate total investment return.

              See Notes to Financial Statements.

FINANCIAL INFORMATION (continued)
Financial Highlights (continued)                                                                 Class B
                                                                For the Six
The following per share data and ratios have been derived         Months
from information provided in the financial statements.            Ended
                                                                 Sept. 30,                 For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                            1995           1995          1994          1993          1992
Per Share     Net asset value, beginning of period              $    27.28    $    27.04    $    27.49    $    26.58    $    25.14
Operating                                                       ----------    ----------    ----------    ----------    ----------
Performance:  Investment income--net                                   .44           .74           .70           .65           .80
              Realized and unrealized gain on
              investments and foreign currency
              transactions--net                                       3.51          1.72           .48          1.89          2.05
                                                                ----------    ----------    ----------    ----------    ----------
              Total from investment operations                        3.95          2.46          1.18          2.54          2.85
                                                                ----------    ----------    ----------    ----------    ----------
              Less dividends and distributions:
                Investment income--net                                (.35)         (.66)         (.68)         (.63)         (.81)
                Realized gain on investments--net                     (.34)        (1.56)         (.95)        (1.00)         (.60)
                                                                ----------    ----------    ----------    ----------    ----------
              Total dividends and distributions                       (.69)        (2.22)        (1.63)        (1.63)        (1.41)
                                                                ----------    ----------    ----------    ----------    ----------
              Net asset value, end of period                    $    30.54    $    27.28    $    27.04    $    27.49    $    26.58
                                                                ==========    ==========    ==========    ==========    ==========

Total         Based on net asset value per share                    14.62%+++      9.81%         4.36%        10.16%        11.81%
Investment                                                      ==========    ==========    ==========    ==========    ==========
Return:**


Ratios to     Expenses, excluding account maintenance
Average       and distribution fees                                   .57%*         .59%          .55%          .56%          .58%
Net Assets:                                                     ==========    ==========    ==========    ==========    ==========
              Expenses                                               1.57%*        1.59%         1.55%         1.56%         1.58%
                                                                ==========    ==========    ==========    ==========    ==========
              Investment income--net                                 3.14%*        2.79%         2.50%         2.53%         3.14%
                                                                ==========    ==========    ==========    ==========    ==========


Supplemental  Net assets, end of period (in thousands)          $4,432,071    $3,664,250    $3,079,332    $2,694,774    $1,582,065
Data:                                                           ==========    ==========    ==========    ==========    ==========
              Portfolio turnover                                       44%           89%           86%           55%           59%
                                                                ==========    ==========    ==========    ==========    ==========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. +++Aggregate total investment return.


              See Notes to Financial Statements.




FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                Class C                       Class D
                                                                                           For the                      For the
                                                                         For the Six       Period      For the Six      Period
                                                                            Months         Oct. 21,       Months        Oct. 21,
The following per share data and ratios have been derived                   Ended         1994++ to       Ended        1994++ to
from information provided in the financial statements.                     Sept. 30,      March 31,      Sept. 30,     March 31,
Increase (Decrease) in Net Asset Value:                                      1995           1995           1995          1995
Per Share     Net asset value, beginning of period                         $  27.17       $  26.81      $  27.72       $  27.27
Operating                                                                  --------       --------      --------       --------
Performance:  Investment income--net                                            .41            .49           .54            .48
              Realized and unrealized gain on investments
              and foreign currency transactions--net                           3.52           1.03          3.59           1.15
                                                                           --------       --------      --------       --------
              Total from investment operations                                 3.93           1.52          4.13           1.63
                                                                           --------       --------      --------       --------
              Less dividends and distributions:
                Investment income--net                                         (.40)          (.43)         (.44)          (.45)
                Realized gain on investments--net                              (.34)          (.73)         (.34)          (.73)
                                                                           --------       --------      --------       --------
              Total dividends and distributions                                (.74)         (1.16)         (.78)         (1.18)
                                                                           --------       --------      --------       --------
              Net asset value, end of period                               $  30.36       $  27.17      $  31.07       $  27.72
                                                                           ========       ========      ========       ========


Total         Based on net asset value per share                             14.61%+++       6.07%+++     15.07%+++       6.42%+++
Investment                                                                 ========       ========      ========       ========
Return:**

Ratios to     Expenses, excluding account maintenance and
Average       distribution fees                                                .58%*          .64%*         .55%*          .62%*
Net Assets:                                                                ========       ========      ========       ========
              Expenses                                                        1.58%*         1.64%*         .80%*          .87%*
                                                                           ========       ========      ========       ========
              Investment income--net                                          3.13%*         3.22%*        3.91%*         3.94%*
                                                                           ========       ========      ========       ========


Supplemental  Net assets, end of period (in thousands)                     $135,604       $ 46,902      $352,291       $171,201
Data:                                                                      ========       ========      ========       ========
              Portfolio turnover                                                44%            89%           44%            89%
                                                                           ========       ========      ========       ========

             *Annualized.
            **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
           +++Aggregate total investment return.

              See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Capital Fund, Inc. (the "Fund") is regis-tered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
These unaudited financial statements reflect all adjust-ments which are, in the opinion of management, neces-sary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain ex-penses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares.
Each class has exclusive voting rights with respect to matters relating to its account maintenance and distri-bution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representa-tive market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's
Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse move-ments in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the con-tract.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing trans-action), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income pro-ducing investments.

(c) Foreign currency transactions--Transactions denomi-nated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unreal-ized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax pro-vision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, divi-dends, and capital gains at various rates.

(e) Security transactions and investment income--
Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income
(including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory
Agreement with Merrill Lynch Asset Management, L.P.
("MLAM"). The general partner of MLAM is Princeton
Services, Inc. ("PSI"), an indirect wholly-owned sub-sidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with
Merrill Lynch Funds Distributor, Inc. ("MLFD" or
"Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facili-ties, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding
$250 million; 0.45% of average daily net assets in excess of $250 million but not exceeding $300 million; 0.425% of average daily net assets in excess of $300 million but not exceeding $400 million; and 0.40% of average daily net assets in excess of $400 million. The Investment
Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans (the ``Distribution
Plans'') adopted by the Fund in accordance with Rule
12b-1 under the Investment Company Act of 1940, the
Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account        Distribution
                          Maintenance Fee        Fee

Class B                        0.25%            0.75%
Class C                        0.25%            0.75%
Class D                        0.25%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account main-tenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Dis-tributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders.
The ongoing distribution fee compensates the Dis-tributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                  MLFD        MLPF&S

Class A                        $38,560      $  566,023
Class D                        $90,530      $1,372,637


For the six months ended September 30, 1995, MLPF&S received contingent deferred sales charges of $2,101,341 and $23,179 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $398,942 in commissions on the execution of portfolio security transactions for the six months ended September 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1995 were $3,608,123,679 and $3,013,353,866, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:

                                   Realized        Unrealized
                                    Gains             Gains
                                   (Losses)         (Losses)

Long-term investments           $382,615,379      $823,942,568
Short-term investments                (4,627)               --
Paydowns                             174,681                --
Foreign currency
transactions                        (260,437)           (3,744)
                                ------------      ------------
Total                           $382,524,996      $823,938,824
                                ============      ============

As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $823,942,568, of which $904,070,395 related to appreciated securities and $80,127,827 related to depreciated securities. At
September 30, 1995, the aggregate cost of investments for Federal income tax purposes was $6,910,069,339.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $644,831,448 and $987,538,601 for the six months ended September 30, 1995 and the year ended March 31, 1995, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                     Dollar
September 30, 1995                  Shares           Amount

Shares sold                        8,525,051   $   257,943,356
Shares issued to shareholders
in reinvestment of dividends &
distributions                      2,249,475        60,610,579
                                ------------   ---------------
Total issued                      10,774,526       318,553,935
Shares redeemed                   (7,381,890)     (219,099,000)
                                ------------   ---------------
Net increase                       3,392,636   $    99,454,935
                                ============   ===============


Class A Shares for the
Year Ended                          Dollar
March 31, 1995                      Shares           Amount

Shares sold                       17,286,503   $   471,481,609
Shares issued to shareholders
in reinvestment of dividends &
distributions                      7,424,496       192,734,824
                                ------------   ---------------
Total issued                      24,710,999       664,216,433
Shares redeemed                  (15,776,697)     (427,291,645)
                                ------------   ---------------
Net increase                       8,934,302   $   236,924,788
                                ============   ===============

Class B Shares for the Six Months                    Dollar
Ended September 30, 1995            Shares           Amount

Shares sold                       21,709,169   $   655,330,588
Shares issued to shareholders
in reinvestment of dividends &
distributions                      2,942,023        61,787,737
                                ------------   ---------------
Total issued                      24,651,192       717,118,325
Shares redeemed                  (12,047,761)     (351,272,728)
Automatic conversion
of shares                         (1,805,828)      (51,978,095)
                                ------------   ---------------
Net increase                      10,797,603   $   313,867,502
                                ============   ===============



Class B Shares for the Year                          Dollar
Ended March 31, 1995                Shares           Amount

Shares sold                       35,795,347   $   958,699,323
Shares issued to shareholders
in reinvestment of dividends &
distributions                      9,333,565       239,011,925
                                ------------   ---------------
Total issued                      45,128,912     1,197,711,248
Shares redeemed                  (20,872,708)     (557,090,978)
Automatic conversion
of shares                         (3,804,492)     (100,075,150)
                                ------------   ---------------
Net increase                      20,451,712   $   540,545,120
                                ============   ===============



Class C Shares for the Six Months                    Dollar
Ended September 30, 1995            Shares           Amount

Shares sold                        2,978,272   $    86,474,148
Shares issued to shareholders
in reinvestment of dividends &
distributions                         67,945         1,958,187
                                ------------   ---------------
Total issued                       3,046,217        88,432,335
Shares redeemed                     (306,328)       (8,951,312)
                                ------------   ---------------
Net increase                       2,739,889   $    79,481,023
                                ============   ===============



Class C Shares for the Period                        Dollar
Oct. 21, 1994++ to Mar. 31, 1995    Shares           Amount

Shares sold                        1,868,357   $    49,114,822
Shares issued to shareholders
in reinvestment of dividends &
distributions                         18,191           452,606
                                ------------   ---------------
Total issued                       1,886,548        49,567,428
Shares redeemed                     (160,348)       (4,186,298)
                                ------------   ---------------
Net increase                       1,726,200   $    45,381,130
                                ============   ===============

[FN]
++Commencement of Operations.


Class D Shares for the Six Months                    Dollar
Ended September 30, 1995            Shares           Amount

Shares sold                        4,281,016   $   118,922,392
Automatic conversion
of shares                          1,776,166        51,978,095
Shares issued to shareholders
in reinvestment of dividends &
distributions                        212,355         6,249,617
                                ------------   ---------------
Total issued                       6,269,537       177,150,104
Shares redeemed                   (1,107,384)      (25,122,116)
                                ------------   ---------------
Net increase                       5,162,153   $   152,027,988
                                ============   ===============



Class D Shares for the Period                        Dollar
Oct. 21, 1994++ to Mar. 31, 1995    Shares           Amount

Shares sold                        2,621,771   $    69,784,869
Automatic conversion
of shares                          3,740,107       100,075,150
Shares issued to shareholders
in reinvestment of dividends &
distributions                        140,100         3,548,731
                                ------------   ---------------
Total issued                       6,501,978       173,408,750
Shares redeemed                     (326,309)       (8,721,187)
                                ------------   ---------------
Net increase                       6,175,669   $   164,687,563
                                ============   ===============

[FN]
++Commencement of Operations.


5. Commitments:
At September 30, 1995, the Fund had entered into forward exchange contracts under which it had agreed to buy various foreign currencies with a value of $1,088,873.

6. Loaned Securities:
At September 30, 1995, the Fund held US Treasury Notes having an aggregate value of approximately $54,990,156 as collateral for portfolio securities loaned having a market value of approximately $50,831,250.

PORTFOLIO INFORMATION


Ten Largest                           Percent of
Stock Holdings                        Net Assets

YPF S.A. (Sponsored) (ADR)               2.5%
NationsBank Corp                         2.4
Williams Companies, Inc.                 1.9
The Goodyear Tire & Rubber Co.           1.8
Chemical Banking Corp.                   1.6
Pfizer, Inc.                             1.5
Federal National Mortgage Association    1.3
American International Group, Inc.       1.2
United Technologies Corp.                1.2
GTE Corp.                                1.1



Ten Largest                           Percent of
Industries                            Net Assets*

Banking                                 10.5%
Insurance                                8.3
Oil--Integrated                          6.8
Pharmaceuticals                          5.6
Finance                                  5.3
Natural Gas Suppliers                    4.1
Utilities--Electric, Gas & Water         4.0
Diversified Companies                    3.5
Financial Services                       3.0
Chemicals                                2.3

[FN]
*Based on total holdings in common stocks and bonds.

Stock Portfolio Changes
For the Quarter Ended September 30, 1995

 Additions

 American National
   Insurance Co.
 BankAmerica Corp.
 British Steel PLC (ADR)
 Consolidated Natural Gas Co.
 Creative Technology, Ltd.
 Dexter Corporation
*El Paso Natural Gas Co.
 General Motors Corp.
 Giddings & Lewis, Inc.
 Hanson PLC (Sponsored)
   (ADR)
 Horace Mann Educators Corp.
 Jefferson Smurfit
 Lilly (Eli) and Company
*MEMC Electronic Material, Inc.
 Mandarin Oriental
   International Ltd.
 PacifiCare Health Systems,
   Inc. (Class B)
 Ruam Pattana Fund II
 St. Paul Companies, Inc.
 Yue Yuen Industrial (Holdings Limited)


 Deletions

 ALZA Corp.
 ARCO Chemical Company
 AlliedSignal, Inc.
 Canadian Pacific Ltd.
 Ciba-Geigy AG
 Conrail, Inc.
 Dean Witter, Discover & Co.
*El Paso Natural Gas Co.
 English China Clays PLC
   (Ordinary)
 General Motors Corp. (Class H)
 Luby's Cafeterias, Inc.
*MEMC Electronic Material, Inc.
 Niagara Mohawk Power Corp.
 Oriental Press Holdings
   (Ordinary)
 Polaroid Corp.
 Premark International, Inc.
 Sears, Roebuck & Co.
 Tandy Corp.
 Texas Utilities Company
 USX-Marathon Group, Inc.
 Union Carbide Corp.
 Universal Foods Corp.
 Wallace Computer Services,
   Inc.

[FN]
*Added and deleted in
 the same quarter.